BRIDGE BUILDER TRUST

Bridge Builder Core Plus Bond Fund

Supplement dated April 28, 2017
to the Prospectus
dated October 28, 2016,

This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

On May 1, 2017, Pacific Investment Management Company LLC will begin managing the portion of Fund assets previously allocated to Janus Capital Management, LLC.  Therefore, the following changes will become effective for the Bridge Builder Trust prospectus.

1.   The fourth paragraph under the sub-section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Core Plus Bond Fund” is hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-adviser. The Adviser currently allocates Fund assets to the following Sub-advisers: Pacific Investment Management Company LLC (“PIMCO”), Loomis Sayles & Company, L.P. (“Loomis Sayles”), Metropolitan West Asset Management, LLC (“MetWest”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

2.   The subsection entitled "Janus' Investment Strategies" under the section entitled "Summary Section – Bridge Builder Core Plus Bond Fund – Principal Investment Strategies" is hereby deleted and replaced with the following:

PIMCO's Principal Investment Strategies

In selecting securities for its allocated portion of the Fund, PIMCO seeks to achieve the Fund's investment objectives by investing in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as futures contracts or swap agreements. "Fixed Income Instruments" include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements on Fixed Income Instruments; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. PIMCO will seek maximum total return, consistent with preservation of capital and prudent investment management by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies.

3.   The first table in the sub-section entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Core Plus Bond Fund" is hereby deleted and replaced with the following:

PIMCO

Portfolio Manager(s)	Position with PIMCO	Length of Service to the Fund
Alfred Murata	Managing Director and Portfolio Manager	Since May 2017
Daniel Ivascyn	Group Chief Investment Officer, Managing Director and Portfolio Manager	Since May 2017

4.   The last paragraph under the sub-section entitled “Bridge Builder Core Plus Bond Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds' Investment Objective, Strategies and Risks” is hereby deleted and replaced with the following:

The Adviser currently allocates assets of the Core Plus Bond Fund to the following Sub-advisers: PIMCO, Loomis Sayles, MetWest, and T. Rowe Price. The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

5.   The sub-section entitled "Janus's Principal Investment Strategies" under the section entitled “Additional Information Regarding the Funds' Investment Objective, Strategies and Risks – Bridge Builder Core Plus Bond Fund – Principal Investment Strategies” is hereby deleted and replaced with the following:

PIMCO’s Principal Investment Strategies

In selecting securities for its allocated portion of the Fund, PIMCO seeks to achieve the Fund's investment objectives by investing in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as futures contracts or swap agreements. "Fixed Income Instruments" include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements on Fixed Income Instruments; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. PIMCO will seek maximum total return, consistent with preservation of capital and prudent investment management by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies.

PIMCO will generally allocate its portion of the Fund's assets among several investment sectors, which may include: (i) high yield securities ("junk bonds") and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; (ii) fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; (iii) mortgage-related and other asset backed securities; and (iv) foreign currencies, including those of emerging market countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays U.S. Aggregate Index. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

PIMCO may invest in derivative instruments, such as futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. PIMCO may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. PIMCO may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

6.   The sub-section entitled “Sub-advisers and Portfolio Managers – Core Plus Bond Fund – Janus” under the section entitled “Management of the Funds” is hereby deleted and replaced with the following:

PIMCO

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660, serves as a sub-adviser to the Core Plus Bond Fund under a sub-advisory agreement (the “PIMCO Sub-advisory Agreement”) with the Adviser on behalf of the Core Plus Bond Fund. PIMCO is registered as an investment adviser with the SEC.

Portfolio Managers:

Alfred T. Murata has been a portfolio manager of the Core Plus Bond Fund since May 2017.  Mr. Murata is a managing director and portfolio manager in the Newport Beach office, managing income-oriented, multi-sector credit, opportunistic and securitized strategies. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies. He has 17 years of investment experience and holds a Ph.D. in engineering-economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California.

Daniel J. Ivascyn has been a portfolio manager of the Core Plus Bond Fund since May 2017.  Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. He is lead portfolio manager for the firm’s income strategies and credit hedge fund and mortgage opportunistic strategies. He is a member of PIMCO's Executive Committee and a member of the Investment Committee. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments. He has 25 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business and a bachelor's degree in economics from Occidental College.

BRIDGE BUILDER TRUST

Bridge Builder Core Plus Bond Fund

Supplement dated April 28, 2017
 to the Statement of Additional Information (“SAI”)
dated October 28, 2016,

This supplement provides new and additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.

On May 1, 2017, the following changes will become effective for the Bridge Builder Trust SAI.

1.           The sub-section entitled “Janus Capital Management LLC ("Janus")” under the section entitled “The Funds' Investment Teams – Core Plus Bond Fund” is hereby deleted and replaced with the following:

Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, CA 92660, is the Sub-adviser for an allocated portion of the Core Plus Bond Fund pursuant to a Sub-advisory Agreement with the Adviser. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Asset Management of America L.P ("Allianz Asset Management"), with minority interests held by Allianz Asset Management of America LLC, by Allianz Asset Management U.S. Holding II LLC, a Delaware limited liability company, and by certain current and former officers of PIMCO.  Allianz Asset Management was organized as a limited partnership under Delaware law in 1987.  Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE, a European-based multinational insurance and financial services holding company and a publicly-traded German company.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for the portfolio managers, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected below. Information is shown as of March 31, 2017. Asset amounts are approximate and have been rounded. As of March 31, 2017, no portfolio manager beneficially owned any shares of the Fund.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts (millions)	Number of Accounts	Total Assets in the Accounts (millions)	Number of Accounts	Total Assets in the Accounts (millions)
Alfred Murata	12	90,036.33	8	12,547.80	12	1,781.28
Daniel Ivascyn	15	95,904.65	10	34,167.48	129	9,145.04
Accounts Subject to Performance Fees
Alfred Murata	-	-	-	-	-	-
Daniel Ivascyn	-	-	1	24.75	1	207.50

Conflicts of Interest.  From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Core Plus Bond Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Core Plus Bond Fund, track the same index the Core Plus Bond Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Core Plus Bond Fund. The other accounts might also have different investment objectives or strategies than the Core Plus Bond Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Core Plus Bond Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of the Core Plus Bond Fund in a manner beneficial to the investing account but detrimental to the Core Plus Bond Fund.  In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Core Plus Bond Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Core Plus Bond Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Core Plus Bond Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades – A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of PIMCO's sleeve of the Core Plus Bond Fund. Because of their position with the Core Plus Bond Fund, the portfolio managers know the size, timing and possible market impact of the Core Plus Bond Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Core Plus Bond Fund.

Investment Opportunities – A potential conflict of interest may arise as a result of the portfolio managers' management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Core Plus Bond Fund and other accounts managed by the portfolio managers, but may not be available in sufficient quantities for both the Core Plus Bond Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more funds or other accounts may result in certain funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by the Core Plus Bond Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Core Plus Bond Fund’s investment opportunities may also arise when the Core Plus Bond Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Core Plus Bond Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, the portfolio managers may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Core Plus Bond Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, the portfolio managers may be restricted from purchasing securities or selling securities for the Core Plus Bond Fund. Moreover, the Core Plus Bond Fund or other account managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Core Plus Bond Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Core Plus Bond Fund.

Performance Fees – The portfolio managers may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio managers may have an incentive to allocate the investment opportunities that they believe might be the most profitable to such other accounts instead of allocating them to the Core Plus Bond Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Core Plus Bond Fund and such other accounts on a fair and equitable basis over time.

Compensation.  PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•
Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•
Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.
PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly, as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•
The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

•
The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Participation in the LTIP and M Unit program is contingent upon continued employment at PIMCO.

Profit Sharing Plan – Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

2.	The first paragraph in Appendix B is hereby deleted and replaced with the following:

The following information is a summary of the proxy voting guidelines for the Adviser and the Sub-advisers.

OLIVE STREET INVESTMENT ADVISERS, LLC (the “Adviser”)

ADVISORY RESEARCH, INC.
ARTISAN PARTNERS LIMITED PARTNERSHIP
BAILLIE GIFFORD OVERSEAS LIMITED
ROBERT W. BAIRD & CO., INC.
BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC
BLACKROCK INVESTMENT MANAGEMENT, LLC
ROBECO INVESTMENT MANAGEMENT, INC. (d.b.a. BOSTON PARTNERS)
CHAMPLAIN INVESTMENT PARTNERS, LLC
CLEARBRIDGE INVESTMENTS, LLC
EAGLE ASSET MANAGEMENT, INC.
EDINBURGH PARTNERS LIMITED
FIAM, LLC
JENNISON ASSOCIATES LLC
J.P. MORGAN INVESTMENT MANAGEMENT, INC.
LAZARD ASSET MANAGEMENT LLC
LOOMIS, SAYLES & COMPANY, L.P.
LSV ASSET MANAGEMENT
MANNING & NAPIER ADVISORS, LLC
METROPOLITAN WEST ASSET MANAGEMENT, LLC
MONDRIAN INVESTMENT PARTNERS LIMITED
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
PGIM, INC.
PZENA INVESTMENT MANAGEMENT, LLC
SILVERCREST ASSET MANAGEMENT GROUP LLC
STEPHENS INVESTMENT MANAGEMENT GROUP, LLC
SUSTAINABLE GROWTH ADVISERS, LP
T. ROWE PRICE ASSOCIATES, INC.
VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.
WCM INVESTMENT MANAGEMENT
WELLINGTON MANAGEMENT COMPANY LLP
WELLS CAPITAL MANAGEMENT, INC.
WILLIAM BLAIR & COMPANY, L.L.C.
(collectively, the “Sub-advisers”)

3.           The subsection “Janus Capital Management LLC – Proxy Voting Guidelines” under Appendix B is hereby deleted and replaced with the following:

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC – Proxy Voting Guidelines

Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.